Exhibit 10.158

FIFTH AMENDMENT TO THE

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 17, 2008, is made by and among GCI HOLDINGS, INC., an Alaska corporation, GCI COMMUNICATION CORP., an Alaska corporation, GCI CABLE, INC., an Alaska corporation, GCI FIBER COMMUNICATION CO., INC., an Alaska corporation, POTTER VIEW DEVELOPMENT CO., INC., an Alaska corporation, ALASKA UNITED FIBER SYSTEM PARTNERSHIP, an Alaska partnership, ALASKA WIRELESS COMMUNICATIONS, LLC, an Alaska limited liability company, ALASKA DIGITEL, LLC, an Alaska limited liability company and FIRE LAKE PARTNERS, LLC, an Alaska limited liability company (each individually, a “Borrower” and, collectively, the “Borrowers”), GCI, INC., an Alaska corporation (“Guarantor”), the banks, financial institutions, and other lenders party hereto (the “Lenders”), and CALYON NEW YORK BRANCH, as administrative agent (the “Administrative Agent” and, in its capacity hereunder as arranger, the “Arranger”).  All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement (as defined below).

WHEREAS, the Borrowers, Administrative Agent, Initial Lenders and the other parties thereto entered into that certain Amended and Restated Credit Agreement, dated as of August 31, 2005 (as amended, supplemented or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to an amendment to Section 7.5(e) of the Credit Agreement increasing the aggregate amount of Capital Expenditures permitted during the fiscal year ending December 31, 2008, from $225,000,000 to $240,000,000; and

WHEREAS, the Lenders and Administrative Agent are willing to agree to such amendment more fully set forth herein, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Credit Agreement.  Section 7.5(e) of the Credit Agreement is hereby amended by deleting the Maximum Capital Expenditure Amount for the fiscal year ended December 31, 2008, of $225,000,000, and, in lieu thereof, inserting a Maximum Capital Expenditure Amount for the fiscal year ended December 31, 2008, of $240,000,000.

2. Effectiveness.  This Amendment shall become effective upon receipt by the Administrative Agent of originally executed counterparts hereof by each of the Borrowers, Guarantor and Majority Lenders.

3. Acknowledgement and Consent.  Guarantor hereby consents to the terms of this Agreement and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of Guarantor under each of the Loan Documents to which Guarantor is a party shall not be impaired and each of the Loan Documents to which Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

4. Representations and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers and their Subsidiaries that are Loan Parties does hereby represent and warrant that as of the date hereof:

(a) there exists no Default or Event of Default under the Credit Agreement or any of the other Loan Documents;

(b) each Borrower has the power and authority and has taken all the necessary action to authorize the execution, delivery and performance of this Amendment;

(c) this Amendment has been duly executed and delivered by the duly authorized officers of the Borrowers, and this Amendment and the Credit Agreement, as amended hereby, are the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity; and

(d) the execution, delivery and performance of this Amendment in accordance with the terms herein do not and will not, with the passage of time, the giving of notice or otherwise: (i) require any consent, approval, authorization, permit or license, governmental or otherwise which has not already been obtained or is not in full force and effect or violate any applicable law relating to any Borrower; (ii) conflict with, result in a breach of or constitute a default under (A) the articles or certificate of incorporation or bylaws, operating agreement or the partnership agreement, as the case may be, of any Borrower, (B) any indenture, material agreement or other material instrument to which any Borrower is a party or by which any of its properties may be bound, or (C) any material Licenses; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrowers other than Permitted Liens.

5. General.   This Amendment:

(a) shall be deemed to be a Loan Document;

(b) embodies the entire understanding and agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written; and

(c) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart by electronic transmission shall be equally effective as delivery of a manually executed counterpart to this Amendment.

6. No Course of Dealing or Performance.  Each of the Borrowers acknowledges and agrees that the execution, delivery and performance of this Amendment by the Administrative Agent and each of the Lenders does not and shall not create (nor shall Borrowers rely upon the existence of or claim or assert that there exists) any obligation of any of the Lenders and the Administrative Agent to consider or agree to any other amendment of or consent with respect to any of the Loan Documents, or any other instrument or agreement to which the Administrative Agent or any Lender is a party (collectively an “Amendment or Consent”), and in the event that the Administrative Agent or any of the Lenders subsequently agree to consider any requested Amendment or Consent, neither the existence of this Amendment, nor any other conduct of the Administrative Agent or any of the Lenders related hereto, shall be of any force or effect on the Administrative Agent’s or any of the Lenders’ consideration or decision with respect to any such requested Amendment or Consent, and the Administrative Agent and the Lenders shall not have any obligation whatsoever to consider or agree to any such Amendment or Consent.

7. Fees and Expenses.  The Borrowers and their Subsidiaries hereby acknowledge and agree that all fees and expenses as described in Section 11.2 of the Credit Agreement incurred by the Administrative Agent, including, without limitation, those related to the preparation, arrangement, negotiation, documentation, syndication, closing and administration of the transactions contemplated by this Amendment, whether or not such transactions are consummated, shall be for the account of the Borrowers.

8. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

9. Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK.

Signatures appear on the following pages.

    IN WITNESS WHEREOF, the parties here to have caused this Amendment to be executed by their respective duly authorized representatives as of the date first written above.

Borrowers:

GCI HOLDINGS, INC.
GCI COMMUNICATION CORP
GCI FIBER COMMUNICATION CO., INC.
each an Alaska Corporation

By: /s/ Bruce Broquet
Name: Bruce L. Broquet
Title: Vice President, Finance

GCI CABLE, INC.
an Alaska Corporation
By: /s/ Robert W. Ormberg
Name: Robert W. Ormberg
Title: Vice President, Content and Production Management

POTTER VIEW DEVELOPMENT CO., INC.
an Alaska Corporation
By: /s/ David Morris
Name: David Morris
Title: President

ALASKA UNITED FIBER SYSTEM PARTNERSHIP,
an Alaska Partnership
By: GCI COMMUNICATION CORP.,
its general partner
By: /s/ Bruce L. Broquet
Name: Bruce L. Broquet
Title: Vice President, Finance

Signature Page - Fifth Amendment

By: GCI HOLDINGS, INC.,
its general partner
By: /s/ Bruce Broquet
Name: Bruce L. Broquet
Title: Vice President, Finance

ALASKA WIRELESS COMMUNICATIONS, LLC
an Alaska Limited Liability Company
By: GCI COMMUNICATION CORP.,
its sole Member and Manager
By: /s/ Bruce Broquet
Name: Bruce L. Broquet.
Title: Vice President, Finance

ALASKA DIGITEL, LLC
an Alaska Limited Liability Company
By: /s/ Bruce Broquet
Name: Bruce L. Broquet.
Title: Vice President, Finance

FIRE LAKE PARTNERS , LLC
an Alaska Limited Liability Company
By: GCI COMMUNICATION CORP.,
its sole Member and Manager
By: /s/ Bruce Broquet
Name: Bruce L. Broquet.
Title: Vice President, Finance

GCI, INC.
an Alaska Corporation, as Guarantor
By: /s/ Bruce Broquet
Name: Bruce L. Broquet.
Title: Vice President, Finance

Signature Page - Fifth Amendment

CALYON NEW YORK BRANCH,
an Administrative Agent and Lender
By: /s/ W. Michael George
Name: W. Michael George
Title: Managing Director

By: /s/ Priya Vrat
Name: Priya Vrat
Title: Director

Signature Page - Fifth Amendment

UNION BANK OF CALIFORNIA N.A.,
as Lender
By: /s/ David Hill
Name: David Hill
Title: Assistant Vice President

Signature Page - Fifth Amendment

COBANK, ACB,
as Lender
By: /s/ Tod Koeruer
Name: Tod Koeruer
Title: Managing Director

Signature Page - Fifth Amendment

WELLS FARGO BANK, N.A.,
as Lender
By: /s/ Logan Birch
Name: Logan Birch
Title: Assistant Vice President

Signature Page - Fifth Amendment

GENERAL ELECTRIC CAPITAL
as Lender
By: /s/ Jason Soto
Name: Jason Soto
Title: Authorized Signatory

Signature Page - Fifth Amendment

CIT LENDING SERVICES CORPORATION
as Lender
By: /s/ Anthony Holland
Name: Anthony Holland
Title: Vice President

Signature Page - Fifth Amendment

CIT MIDDLE MARKET LOAN TRUST I
as Lender
By: Cit Lending Services Corporation
as Authorized Beneficial Owner
By: /s/ Roger M. Burns
Name: Roger M. Burns
Title: President

Signature Page - Fifth Amendment

BNP PARIBAS
as Lender
By: /s/ Ola Anderssen
Name: Ola Anderssen
Title: Director

By: /s/ Young Wu
Name: Young Wu
Title: Vice President

Signature Page - Fifth Amendment

U.S. BANK NATIONAL ASSOCIATION
as Lender
By: /s/ John T. Pearson
Name: John T. Pearson
Title: Vice President

Signature Page - Fifth Amendment

ROYAL BANK OF CANADA
as Lender
By: /s/ Mutsafa Topiwalla
Name: Mutsafa Topiwalla
Title: Authorized Signatory

Signature Page - Fifth Amendment

CIT BANK
as Lender
By: /s/ Benjamin Haslam
Name: Benjamin Haslam
Title: Authorized Signatory

Signature Page - Fifth Amendment

FRANKLIN
as Lender
By: /s/ Tyler Chan
Name: Tyler Chan
Title: Vice President

Signature Page - Fifth Amendment

LANDMARK II CDO LIMITED
By: Aladdin Capital Management, as Manager
By: /s/ James Bragg
Name: James Bragg
Title: Director

Signature Page - Fifth Amendment

LANDMARK III CDO LIMITED
By: Aladdin Capital Management, as Manager
By: /s/ James Bragg
Name: James Bragg
Title: Director

Signature Page - Fifth Amendment

LANDMARK IV CDO LIMITED
By: Aladdin Capital Management, as Manager
By: /s/ James Bragg
Name: James Bragg
Title: Director

Signature Page - Fifth Amendment

LANDMARK V CDO LIMITED
By: Aladdin Capital Management, as Manager
By: /s/ James Bragg
Name: James Bragg
Title: Director

Signature Page - Fifth Amendment

LANDMARK VIII CLO LTD
By: Aladdin Capital Management, as Manager
By: /s/ James Bragg
Name: James Bragg
Title: Director

Signature Page - Fifth Amendment

LANDMARK IX CDO LTD
By: Aladdin Capital Management, as Manager
By: /s/ James Bragg
Name: James Bragg
Title: Director

Signature Page - Fifth Amendment

INVESCO
AIM FLOATING RATE FUND, as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

ALZETTE EUROPEAN CLO S.A.
as Lender
By: /s/ Thoms Ewald
Name: Thomas Ewald
Title: Authorized Signatory

ATLAS LOAN FUNDING (NAVIGATOR), LLC,
as Lender
By: /s/ Heather M. Jousma
Name: Heather M. Jousma
Title: Authorized Signatory

AVALON CAPITAL LTD, 3
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

INVESCO
BELHURST CLO, LTD, as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

CELTS CLO 2007-1, LTD
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

CHAMPLAIN CLO Ltd
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

CHARTER VIEW PORTFOLIO
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

INVESCO
DIVERSIFIED CREDIT PORTFOLIO, Ltd, as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

KATONAH V, Ltd
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

LIMBEROCK CLO I
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

LOAN FUNDING IX, LLC
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

INVESCO
MOSELLE CLO S.A., as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

NAUTIQUE FUNDING Ltd
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

PERTRUSSE EUROPEAN CLO S.A.
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

SAGAMORE CLO Ltd
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

INVESCO
SARATOGA CLO I LIMITED, as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

WASATCH, CLO Ltd
as Lender
By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory